PAINEWEBBER STRATEGIC INCOME FUND                                  ANNUAL REPORT


PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in PaineWebber Strategic Income Fund (Classes A, B and C) and the Lehman Brothers Aggregate Bond Index, the Salomon Smith Barney World Government Bond Index and the Merrill Lynch High Yield Master Index from February 7, 1994 through November 30, 1999


The graph depicts the performance of PaineWebber Strategic Income Fund (Classes A, B and C) versus the Lehman Brothers Aggregate Bond Index, the Salomon Smith Barney World Government Bond Index and the Merrill Lynch High Yield Master
Index. It is important to note PaineWebber Strategic Income Fund is a professionally managed mutual fund while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                                    [GRAPH]


Past performance is no guarantee of future performance. The performance of the classes varies based on differences in sales charges and fees paid by shareholders investing in different classes. Class Y shares are not shown because they were first issued at a later date.


AVERAGE ANNUAL % TOTAL RETURN, PERIODS ENDED 11/30/99
-----------------------------------------------------

                                                    1 Year   5 Years   Inception(0)
-----------------------------------------------------------------------------------
                                    Class A*         1.56      7.96       5.22
        Before Deducting            Class B**        0.76      7.15       4.43
    Maximum Sales Charge            Class C+         1.03      7.42       4.69
                                    Class Y++        1.91       N/A       0.48
-----------------------------------------------------------------------------------
                                    Class A*        -2.52      7.08       4.48
         After Deducting            Class B**       -3.94      6.85       4.31
    Maximum Sales Charge            Class C+         0.32      7.42       4.69
                                    Class Y++        1.91       N/A       0.48
-----------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX                -0.04      7.99       5.90
SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX    -2.10      6.53       5.80
MERRILL LYNCH HIGH YIELD MASTER INDEX                1.08      9.74       7.47
-----------------------------------------------------------------------------------

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(0) Inception: since commencement of issuance on February 7, 1994 for Classes A, B and C shares and February 17, 1998 for Class Y shares. Index performance is shown as of inception of oldest share class.

 * Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

 +   Maximum contingent deferred sales charge for Class C shares is 0.75% and is
     reduced  to  0%  after  one  year.   Class  C  shares  bear  ongoing  12b-1
     distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds, as well as the trustee of the PaineWebber 401(k) Plus Plan. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

ANNUAL REPORT


PAINEWEBBER
STRATEGIC INCOME FUND

FUND PROFILE

Investment Goals:
Primarily, high current income; secondarily, capital appreciation

Allocation Manager:
Dennis L. McCauley, Mitchell Hutchins Asset Management Inc.


Commencement:
February 7, 1994
(Classes A, B and C)
February 17, 1998 (Class Y)

Dividend Payments:
Monthly


                                                                January 15, 2000

Dear Shareholder,

     We are pleased to present you with the annual report for PaineWebber Strategic Income Fund (the "Fund") for the fiscal year ended November 30, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC]

     Interest rates rose in the United States as the economy continued to expand more briskly than anticipated. The Federal Reserve (the Fed) raised the Federal Funds rate three times during the fiscal year, by 25 basis points each time (bps; a basis point equals one one-hundredth of one percent). These increases reversed the 75 bps reduction engineered in late 1998 to stave off the global financial crisis. The 30-year Treasury bond's yield increased from 5.07% on November 30, 1998 to 6.29% on November 30, 1999, one of its worst performances ever. At the same time, short-term rates rose significantly, with 90-day T-bills moving from a yield equivalent of 4.49% at the beginning of the fiscal year, to a yield of 5.30% at its close.

     Mortgage "spreads" to Treasurys narrowed for most of the year, benefiting portfolios with mortgage exposure. (The spread is the difference in yield or income that securities must pay to compensate for their greater risk relative to U.S. Treasurys.) High-yield bonds achieved modest gains for the fiscal year, gaining 1.81% as measured by the CS First Boston High Yield Bond Index. Corporate bonds suffered from oversupply and buyers' Y2K worries, and lost 1.14% as measured by the Lehman Brothers Corporate Bond Index.

     Interest rates also rose during the fiscal year in developed countries around the world, in response to increasing economic activity and higher commodity prices. Emerging market bonds were the best performers last year, benefiting from a return of investor confidence after the sharp sell-off in the wake of the Russian debt crisis of 1998.

                                    [GRAPH]

A sooner-than-expected return to economic stability and rising commodity prices contributed to their strength, although spreads to U.S. Treasurys did not return to their pre-crisis levels.

PAINEWEBBER STRATEGIC INCOME FUND                                  ANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[GRAPHIC]

     The Fund allocates assets among three main sectors of the global bond market--U.S. government/investment grade bonds, U.S. high-yield bonds and non-U.S. bonds--and shifts emphasis among them as conditions warrant.

     Through the first half of the fiscal year, the Fund maintained relatively high allocations to the U.S. high-yield and investment-grade bond sectors. In August 1999, spreads in the high-yield sector widened as investors withdrew, fearful of potential Y2K problems. In response, we began reducing the Fund's high-yield allocation and increased its allocation to the U.S. investment-grade sector. The high-yield allocation reached a low of 38.3% in October.

     By the end of the fiscal year we had increased the Fund's high-yield allocation to 38.6%, in an effort to participate in the "January effect" that has resulted in high-yield bond prices rising during the first quarter of each of the last four years. We believe technical factors could make January and February of 2000 very positive months for the high-yield market.

     At fiscal year-end, the Fund's investment grade allocation stood at 42.9%, of which 36.9% was allocated to mortgage-backed securities and 6.0% to investment-grade corporate bonds. The Fund remained underweighted in the global markets.

SECTOR ALLOCATION*                 11/30/99          5/31/99       11/30/98
--------------------------------------------------------------------------------
U.S. High Yield                      38.6%           47.0%          47.0%
U.S. Gov't/Investment-Grade Corp.    42.9            34.7           37.0
Foreign/Emerging Markets             15.2            12.8           13.9
Cash & Equivalents                    3.3             5.5            2.1
--------------------------------------------------------------------------------
Total                               100.0           100.0          100.0


CHARACTERISTICS*                   11/30/99          5/31/99       11/30/98
--------------------------------------------------------------------------------
Weighted Average Duration          5.1 yrs           5.2 yrs       5.4 yrs
Weighted Average Maturity          8.5 yrs           8.7 yrs         N/A
Net Assets ($mm)                   $107.1            $114.8        $111.9
--------------------------------------------------------------------------------


OUTLOOK
--------------------------------------------------------------------------------

[GRAPHIC]

     In the first half of 2000, we expect an active Fed and rising rates across the yield curve. We look for moderating economic growth in the second half of the year, and believe interest rates will recede in response to slowing growth and the absence of real inflationary pressure. In this environment, we think the spread sectors--mortgages, agencies, investment-grade corporate and high-yield bonds--will perform well. We think the mortgage market could see further spread narrowing in certain sub-sectors.

* Weightings represent percentages of net assets as of November 30, 1999, unless
indicated   otherwise.   The  Fund's  portfolio  is  actively  managed  and  its
composition will vary over time.

ANNUAL REPORT

     Looking to 2000 and beyond, we believe the next big opportunity for the Fund will be in the global markets, where we expect rates to rise and become more attractive relative to rates in the U.S. If this occurs, we anticipate increasing our global allocation. The Fund has increased its exposure to European markets by investing in the euro currency. We believe that over time the euro will strengthen against the dollar and enhance the Fund's return.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on PaineWebber Strategic Income Fund or another fund in the PaineWebber Family of Funds1, please contact your Financial Advisor.

     Sincerely,



/s/ MARGO ALEXANDER                      /s/ BRIAN M. STORMS
---------------------------------------  ---------------------------------------
MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/ DENNIS L. McCAULEY                   /s/ THOMAS J. LIBASSI
---------------------------------------  ---------------------------------------
DENNIS L. McCAULEY                       THOMAS J. LIBASSI
Chief Investment Officer - Fixed Income  Manager, High Yield Sector
Mitchell Hutchins Asset Management Inc.
Allocation Manager, PaineWebber
    Strategic Income Fund


/s/ NIRMAL SINGH                         /s/ STUART WAUGH
---------------------------------------  ---------------------------------------
NIRMAL SINGH                             STUART WAUGH
Manager, U.S. Government and             Manager, Foreign and Emerging
    Investment Grade Sector                  Markets Sector


/s/ JAMES F. KEEGAN
---------------------------------------
JAMES F. KEEGAN
Manager, U.S. Government and
    Investment Grade Sector

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER STRATEGIC INCOME FUND

PERFORMANCE RESULTS (unaudited)

                                                                       TOTAL RETURN1
                                NET ASSET VALUE               --------------------------------
                      -----------------------------------       12 MONTHS         6 MONTHS
                      11/30/99      05/31/99     11/30/98     ENDED 11/30/99   ENDED 11/30/99
----------------------------------------------------------------------------------------------
Class A Shares         $8.53         $8.84         $9.06          1.56%           (0.02)%
Class B Shares          8.52          8.83          9.05          0.76            (0.43)
Class C Shares          8.52          8.83          9.05          1.03            (0.30)
----------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES

                                  NET ASSET VALUE
                             --------------------------     CAPITAL GAINS                       PAID FROM         TOTAL
PERIOD COVERED                BEGINNING        ENDING        DISTRIBUTED    DIVIDENDS PAID2      CAPITAL         RETURN1
----------------------------------------------------------------------------------------------------------------------------
02/07/94-12/31/94              $10.00           $8.56            --             $0.5792            --             (8.76)%
1995                             8.56            8.79            --              0.9392            --             14.12
1996                             8.79            9.34            --              0.6352            --             14.00
1997                             9.34            9.56            --              0.7116            --             10.32
1998                             9.56            8.95            --              0.7073            --              0.96
01/01/99-11/30/99                8.95            8.53            --              0.5178         $0.0536            1.70
                                                           Total: $0.0000       $4.0903         $0.0536
                                                                 CUMULATIVE TOTAL RETURN AS OF 11/30/99:          34.47%

PERFORMANCE SUMMARY CLASS B SHARES

                                  NET ASSET VALUE
                             --------------------------     CAPITAL GAINS                       PAID FROM         TOTAL
PERIOD COVERED                BEGINNING        ENDING        DISTRIBUTED    DIVIDENDS PAID2      CAPITAL         RETURN1
----------------------------------------------------------------------------------------------------------------------------
02/07/94-12/31/94              $10.00           $8.55            --             $0.5242            --             (9.41)%
1995                             8.55            8.78            --              0.8733            --             13.29
1996                             8.78            9.33            --              0.5727            --             13.23
1997                             9.33            9.55            --              0.6386            --              9.48
1998                             9.55            8.94            --              0.6343            --              0.18
01/01/99-11/30/99                8.94            8.52            --              0.4594         $0.0476            0.96
                                                           Total: $0.0000       $3.7025         $0.0476
                                                                         CUMULATIVE TOTAL RETURN AS OF 11/30/99:  28.70%
PERFORMANCE SUMMARY CLASS C SHARES

                                  NET ASSET VALUE
                             --------------------------     CAPITAL GAINS                       PAID FROM         TOTAL
PERIOD COVERED                BEGINNING        ENDING        DISTRIBUTED    DIVIDENDS PAID2      CAPITAL         RETURN1
----------------------------------------------------------------------------------------------------------------------------
2/07/94-12/31/94               $10.00           $8.56           --              $0.5424             --            (9.13)%
1995                             8.56            8.79           --               0.8951             --            13.56
1996                             8.79            9.33           --               0.5934             --            13.36
1997                             9.33            9.56           --               0.6638             --             9.89
1998                             9.56            8.94           --               0.6597             --             0.34
01/01/99-11/30/99                8.94            8.52           --               0.4792         $0.0496            1.21
                                                           Total: $0.0000       $3.8336         $0.0496
                                                                          CUMULATIVE TOTAL RETURN AS OF 11/30/99: 30.55%


1 Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

2  Includes foreign exchange gain distributions, if any.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the year ended November 30, 1999, and since inception, February 17, 1998 through November 30, 1999, Class Y shares had a total return of 1.91% and 0.86%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The above data represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER STRATEGIC INCOME FUND


PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 1999

  PRINCIPAL
    AMOUNT                                                             MATURITY            INTEREST
    (000)                                                               DATES                RATES              VALUE
  --------                                                            ---------            ---------          ---------
U.S. GOVERNMENT AND INVESTMENT GRADE OBLIGATIONS--39.05%
U. S. GOVERNMENT OBLIGATIONS--1.65%
$   1,800   U.S. Treasury Bonds (cost--$1,848,738) ..............      08/15/27               6.375%        $  1,768,500
                                                                                                             -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--3.62%
    3,763   GNMA (cost--$3,972,094) ............................. 06/15/17 to 11/15/17        8.000            3,874,281
                                                                                                             -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--16.60%
NZD 4,200   FNMA ................................................      06/20/02               7.250            2,144,611
    6,000   FNMA 15 year TBA ....................................        TBA                  6.500            5,859,372
   10,340   FNMA 30 year TBA ....................................        TBA             6.000 to 7.000        9,779,512
                                                                                                             -----------
Total Federal National Mortgage Association Certificates
 (cost--$18,081,403).............................................                                             17,783,495
                                                                                                             -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--15.01%
    4,000   CS First Boston Mortgage Securities Corporation,
            Series 1997-C2, Class A2.............................      07/17/07               6.520            3,869,400
    1,000   DLJ Commercial Mortgage Corporation,
            Series 1998-CG1, Class A1B...........................      05/10/08               6.410              950,700
    6,810   First Union Lehman Brothers Mortgage Trust,
            Series 1997-C2, Class A3.............................      12/18/07               6.650            6,586,768
    5,000   FNMA REMIC, Series 1993-87, Class J .................      04/25/22               6.250            4,674,175
                                                                                                             -----------
Total Collateralized Mortgage Obligations (cost--$16,763,416)....                                             16,081,043
                                                                                                             -----------
CORPORATE OBLIGATION--2.17%
    2,300   FUGI JGB Investment LLC (cost--$2,008,554) ..........      06/30/08               9.870(d)         2,317,250
                                                                                                             -----------
Total U.S. Government and Investment Grade Obligations
 (cost--$42,674,205).............................................                                             41,824,569
                                                                                                             -----------
GLOBAL DEBT SECURITIES--17.11%
AUSTRALIA--1.90%
    2,000   Principal Financial Group ...........................      08/15/09               8.200           2,039,594
                                                                                                             -----------
CANADA--2.91%
    4,385*  Government of Canada ................................      12/01/06               7.000           3,121,970
                                                                                                             -----------
GERMANY--2.11%
    2,070*  Federal Republic of Germany .........................      07/15/04               6.750           2,262,312
                                                                                                             -----------
KOREA--0.25%
      255   Republic of Korea ...................................      04/15/08               8.875             269,981
                                                                                                             -----------
MEXICO--3.34%
    3,952   United Mexican States DISC(1) .......................      12/31/19          6.933 to 6.943++      3,576,560
                                                                                                             -----------
PANAMA--0.52%
      744   Republic of Panama, PDI(2) ..........................      07/17/16               6.500++            553,296
                                                                                                             -----------
PHILIPPINES--1.05%
    1,100   Republic of Philippines .............................      10/21/24               9.500            1,120,460
                                                                                                             -----------
POLAND--1.27%
    4,140*  Republic of Poland ..................................      06/12/04              10.000              900,655
                                                                                                             -----------
      750   Republic of Poland, PAR .............................      10/27/24               3.500(b)           465,000
                                                                                                             -----------
TRINIDAD AND TOBAGO--0.94%
    1,000   Republic of Trinidad & Tobago(c) ....................      10/01/09               9.875            1,011,170
                                                                                                             -----------
TURKEY--0.91%
      950   Republic of Turkey ..................................      11/05/04              11.875              970,188
                                                                                                             -----------
UNITED KINGDOM--1.91%
    1,265*  United Kingdom Gilt .................................      12/07/03               6.500            2,042,245
                                                                                                             -----------
Total Global Debt Securities (cost--$18,650,962).................                                             18,333,431
                                                                                                             -----------

PAINEWEBBER STRATEGIC INCOME FUND

  PRINCIPAL
    AMOUNT                                                             MATURITY            INTEREST
    (000)                                                               DATES                RATES              VALUE
  --------                                                            ---------            ---------          ---------
HIGH YIELD SECURITIES--40.53%

CORPORATE BONDS--36.57%
CABLE--4.35%
  $ 1,000   21st Century Telecommunications Group Incorporated ..     02/15/08              12.250%+         $  460,000
    2,000   Knology Holdings Incorporated .......................     10/15/07              11.875+           1,240,000
    1,000   NTL Communications Corporation ......................     10/01/08              11.500            1,085,000
    1,000   UIH Australia Pacific Incorporated ..................     05/15/06              14.000+             810,000
      510   United Pan-Europe Communications N.V. ** ............     08/01/09              10.875              522,750
      950   United Pan-Europe Communications N.V.** .............     08/01/09              12.500+             546,250
                                                                                                             -----------
                                                                                                              4,664,000
                                                                                                             -----------
CHEMICALS--1.15%
      700   Lyondell Chemical Company ...........................     05/01/07               9.875              719,250
      500   ZSC Specialty** .....................................     07/01/09              11.000              510,000
                                                                                                             -----------
                                                                                                              1,229,250
                                                                                                             -----------
COMMUNICATIONS--FIXED--8.76%
    1,000   Alestra S.A.** ......................................     05/15/06              12.125              986,250
      750   Allegiance Telecom Incorporated .....................     05/15/08              12.875              832,500
    1,000   Barak ITC ...........................................     11/15/07              12.500+             540,000
      620   Esprit Telecom Group PLC ............................     06/15/08              10.875              623,100
      500   GlobeNet Communications Group** .....................     07/15/07              13.000              505,000
      625   GST Equipment Funding Incorporated ..................     05/01/07              13.250              625,000
    1,000   Hyperion Telecommunications Incorporated ............     11/01/07              12.000            1,045,000
    1,000   Metromedia Fiber Network Incorporated ...............     11/15/08              10.000            1,010,000
      650   NEXTLINK Communications Incorporated ................     06/01/09              10.750              666,250
      750   Northeast Optic Network Incorporated ................     08/15/08              12.750              795,000
      750   Pathnet Incorporated ................................     04/15/08              12.250              480,000
      500   Tele1 Europe BV** ...................................     05/15/09              13.000              507,500
    1,250   Viatel Incorporated .................................     04/15/08              12.500+             762,500
                                                                                                             -----------
                                                                                                              9,378,100
                                                                                                             -----------
COMMUNICATIONS-MOBILE--1.90%
    1,000#  ICO Global Communications Limited ...................     08/01/05              15.000              500,000
    1,000   Nextel Communications Incorporated ..................     02/15/08               9.950+             705,000
    1,500   Nextel International Incorporated ...................     04/15/08              12.125+             825,000
                                                                                                             -----------
                                                                                                              2,030,000
                                                                                                             -----------
CONSUMER MANUFACTURING--1.23%
    1,000   Decora Industries Incorporated ......................     05/01/05              11.000              860,000
      500   Jafra Cosmetics International Incorporated ..........     05/01/08              11.750              460,000
                                                                                                             -----------
                                                                                                              1,320,000
                                                                                                             -----------
ENERGY--2.21%
      500   Key Energy Services Incorporated ....................     01/15/09              14.000              545,000
    1,000   Northern Offshore ASA ...............................     05/15/05              10.000              600,000
    1,000   R&B Falcon Corporation ..............................     12/15/08               9.500              987,500
      267   Transcontinental Refining Corporation** .............     12/01/03              15.000              237,889
                                                                                                             -----------
                                                                                                              2,370,389
                                                                                                             -----------
FINANCIAL SERVICES--1.39%
      750   Airplanes Pass-Through Trust ........................     03/15/19              10.875              667,500
      500   Olympic Financial Limited ...........................     03/15/07              11.500              507,500
      625   Signet Capital Trust I ..............................     08/15/27               9.500              312,500
                                                                                                             -----------
                                                                                                              1,487,500
                                                                                                             -----------

PAINEWEBBER STRATEGIC INCOME FUND

  PRINCIPAL
    AMOUNT                                                             MATURITY            INTEREST
    (000)                                                               DATES                RATES              VALUE
  --------                                                            ---------            ---------          ---------
HIGH YIELD SECURITIES (CONTINUED)
CORPORATE BONDS (CONTINUED)
FOOD & BEVERAGE--1.87%
  $ 1,000   Iowa Select Farms L.P.** ............................     12/01/05              10.750%           $  540,000
      750   Mrs. Fields Original Cookies Incorporated ...........     12/01/04              10.125               607,500
    1,000   Packaged Ice Incorporated ...........................     02/01/05               9.750               860,000
                                                                                                             -----------
                                                                                                               2,007,500
                                                                                                             -----------
GENERAL INDUSTRIAL--2.31%
      500   Aqua Chemical Incorporated ..........................     07/01/08              11.250               270,000
      750   J.B.Poindexter & Company Incorporated ...............     05/15/04              12.500               708,750
      400   Jordan Telecommunication Products ...................     08/01/07              11.750+              348,000
      600   Jordan Telecommunication Products ...................     08/01/07               9.875               588,000
      750   SabreLiner Corporation** ............................     06/15/08              11.000               556,875
                                                                                                             -----------
                                                                                                               2,471,625
                                                                                                             -----------
HOTELS & LODGING--0.38%
      625   Silverleaf Resorts Incorporated .....................     04/01/08              10.500               406,250
                                                                                                             -----------
MEDIA--0.43%
    1,750   Inter Act Systems Incorporated ......................     08/01/03              14.000               455,000
                                                                                                             -----------
METALS & MINING--0.67%
    1,000   Metal Management Incorporated .......................     05/15/08              10.000               720,000
                                                                                                             -----------
REAL ESTATE--0.43%
      625   American Architectural Products Corporation .........     12/01/07              11.750               237,500
      250   Engle Homes Incorporated ............................     02/01/08               9.250               225,000
                                                                                                             -----------
                                                                                                                 462,500
                                                                                                             -----------
RESTAURANTS--0.73%
    1,000   American Restaurant Group Incorporated ..............     02/15/03              11.500               780,000
                                                                                                             -----------
RETAIL--1.14%
    1,000   Advance Holding Corporation .........................     04/15/09              12.875+              485,000
      750   Ames Department Stores Incorporated .................     04/15/06              10.000               735,000
                                                                                                             -----------
                                                                                                               1,220,000
                                                                                                             -----------
SERVICES--1.53%
    1,000   Allied Waste North America Incorporated** ...........     08/01/09              10.000               913,750
      750   Atlantic Express Transportation Corporation .........     02/01/04              10.750               727,500
                                                                                                             -----------
                                                                                                               1,641,250
                                                                                                             -----------
TECHNOLOGY--3.51%
      500   Ampex Corporation(c).................................     03/15/03              12.000               500,000
      500   ChipPac International Limited** .....................     08/01/09              12.750               512,500
    1,000#  Earthwatch Incorporated** ...........................     07/15/07              13.000+              700,000
    2,000   Electronic Retailing Systems International
            Incorporated.........................................     02/01/04              13.250+              320,000
    1,000#  Intersil Corporation** ..............................     08/15/09              13.250             1,200,000
      500   Verio Incorporated ..................................     12/01/08              11.250               522,500
                                                                                                             -----------
                                                                                                               3,755,000
                                                                                                             -----------
TRANSPORTATION--2.33%
    1,000   Equimar Shipholdings Limited ........................     07/01/07               9.875               620,000
    1,000   Millenium Seacarriers Incorporated ..................     07/15/05              12.000               550,000
    1,000   Stena AB ............................................     06/15/07               8.750               855,000
      750   TFM, S.A. de C.V. ...................................     06/15/09              11.750+              472,500
                                                                                                             -----------
                                                                                                               2,497,500
                                                                                                             -----------

PAINEWEBBER STRATEGIC INCOME FUND

  PRINCIPAL
    AMOUNT                                                             MATURITY            INTEREST
    (000)                                                               DATES                RATES               VALUE
  --------                                                            ---------            ---------           ---------
HIGH YIELD SECURITIES (CONTINUED)
CORPORATE BONDS (CONCLUDED)
UTILITIES--0.25%
$      273  Panda Funding Corporation............................     08/20/12              11.625%           $   272,806
                                                                                                              -----------
 Total Corporate Bonds (cost--$46,826,619).......................                                              39,168,670
                                                                                                              -----------
CONVERTIBLE BONDS--0.68%
COMMUNICATIONS--FIXED--0.09%
       110  GST Telecommunciations Incorporated..................     12/15/05              13.875+              104,500
                                                                                                              -----------
SERVICES--0.59%
       797  Waste Systems International Incorporated**...........     05/13/05               7.000               629,721
                                                                                                              -----------
Total Convertible Bonds (cost--$889,009).........................                                                734,221
                                                                                                              -----------

  Number of
   Shares                                                                                                Value
  --------                                                                                             ---------
COMMON STOCKS(A)--1.27%
COMMUNICATIONS--FIXED--0.64%
   16,314   Viatel Incorporated ..............................................................           685,188
                                                                                                       ---------
MEDIA--0.38%
    2,000   Affiliated Newspaper Investments Incorporated ....................................           400,000
                                                                                                       ---------
SERVICES--0.18%
   43,575   Waste Systems International Incorporated .........................................           196,087
                                                                                                       ---------
TECHNOLOGY--0.07%
   17,000   Ampex Corporation ................................................................            77,563
                                                                                                       ---------
Total Common Stocks (cost--$348,472)..........................................................         1,358,838
                                                                                                       ---------
PREFERRED STOCK--1.90%
ENERGY--1.90%
    2,000   Centaur Funding ..................................................................         2,027,500
   10,373   Orion Refining Corporation(a) ....................................................             7,085
                                                                                                       ---------
Total Preferred Stock (cost--$2,006,577)......................................................         2,034,585
                                                                                                       ---------
  NUMBER OF
  WARRANTS                                                                                               VALUE
  --------                                                                                             ---------
WARRANTS(A)--0.11%
CABLE--0.04%
    2,000   Knology Holdings Incorporated ....................................................            10,000
    1,000   UIH Australia Pacific Incorporated ...............................................            30,000
                                                                                                       ---------
                                                                                                          40,000
                                                                                                       ---------
COMMUNICATIONS--FIXED--0.05%
      750   Pathnet Incorporated .............................................................             7,500
      500   Tele1 Europe BV ..................................................................            42,500
                                                                                                       ---------
                                                                                                          50,000
                                                                                                       ---------
ENERGY--0.01%
      500   Key Energy Services Incorporated .................................................            12,500
                                                                                                       ---------
  NUMBER OF
  WARRANTS                                                                                               VALUE
  --------                                                                                             ---------
WARRANTS(A)--0.11%
CABLE--0.04%
    2,000   Knology Holdings Incorporated ....................................................            10,000
    1,000   UIH Australia Pacific Incorporated ...............................................            30,000
                                                                                                       ---------
                                                                                                          40,000
                                                                                                       ---------

COMMUNICATIONS--FIXED--0.05%
      750   Pathnet Incorporated .............................................................             7,500
      500   Tele1 Europe BV** ................................................................            42,500
                                                                                                       ---------
                                                                                                          50,000
                                                                                                       ---------
ENERGY--0.01%
      500   Key Energy Services Incorporated .................................................            12,500
                                                                                                       ---------

  NUMBER OF
  WARRANTS                                                                                               VALUE
  --------                                                                                             ---------
FINANCIAL SERVICES--0.00%
      500   Olympic Financial Limited .......................................................                500
                                                                                                      ----------
MEDIA--0.01%
    1,750   Inter Act Systems Incorporated ..................................................              8,750
                                                                                                      ----------
TECHNOLOGY--0.00%
    2,000   Electronic Retailing Systems International
            Incorporated.....................................................................              2,000
                                                                                                      ----------
TRANSPORTATION--0.00%
    1,000   Millenium Seacarriers Incorporated ..............................................                125
                                                                                                      ----------
Total Warrants (cost--$50,741)...............................................................            113,875
                                                                                                      ----------
Total High Yield Securities (cost--$50,121,418)..............................................         43,410,189
                                                                                                      ----------


   PRINCIPAL
    AMOUNT                                                                        MATURITY         INTEREST
    (000)                                                                           DATES            RATES
   --------                                                                       ---------      -------------
SHORT-TERM INVESTMENTS--13.98%
   15,000   Federal National Mortgage Association Discount Notes
           (cost--$14,972,650)...............................................     12/13/99            5.470          14,972,650
                                                                                                                   ------------
REPURCHASE AGREEMENT--2.88%
  $ 3,087   Repurchase Agreement dated 11/30/99 with Zions Bancorp col-
             lateralized by $3,250,000 U.S. Treasury Bill, 5.280% due 05/18/00
             (value--$3,149,920); proceeds:$3,087,484 (cost-$3,087,000) .....     12/01/99            5.650           3,087,000
                                                                                                                   ------------
Total Investments (cost -- $129,506,235) -- 113.55%..........................                                       121,627,839
Liabilities in excess of other assets -- (13.55)%............................                                       (14,512,857)
                                                                                                                   ------------
Net Assets -- 100.00%........................................................                                      $107,114,982
                                                                                                                   ============

---------------------
*      Stated in local currency.
** Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# Security represents a unit which is composed of the stated bond with the attached warrants or common stock.
+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rate at a designated future date.
++ Floating rate securities, the interest rates shown are current rates as of November 30, 1999.
(a)    Non-income producing
(b)    Reflects rate at November 30, 1999, on step coupon rate instruments.
(c)    Illiquid security representing 1.41% of net assets.
(d) Variable rate security -- maturity date reflects earlier of reset date or maturity date. The interest rate shown is the current rate as of November 30, 1999.
(1) With additional 6,080,000 recoverable rights attached maturing on June 30, 2003 with no market value.
(2)    Interest may be capitalized.
DISC   Discount Bonds
NZD    New Zealand Dollars
PAR    Par Bond
PDI    Past Due Interest Bond
REMIC  Real Estate Mortgage Investment Conduit
TBA (To Be Assigned) Securities are purchased on a forward commitment with approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

PAINEWEBBER STRATEGIC INCOME FUND




FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                        UNREALIZED
                                                CONTRACT TO                              MATURITY      APPRECIATION
                                                  DELIVER         IN EXCHANGE FOR         DATE        (DEPRECIATION)
                                                -----------     -------------------      --------     --------------
British Pounds................................    990,000       US  $     1,593,582       02/29/00       $ 13,988
U.S. Dollars..................................  6,950,883       EUR       6,769,000       01/28/00        (98,628)
U.S. Dollars..................................  2,760,394       EUR       2,639,000       02/22/00        (84,612)
U.S. Dollars..................................  2,111,799       KRW  2,453,372,0000        1/26/00          7,745
                                                                                                         --------
                                                                                                        ($161,507)
                                                                                                         ========

--------------------
Currency Type Abbreviation:
EUR--Euro
KRW--South Korean Won
US$--United States Dollars

FUTURES CONTRACTS

 NUMBER OF                                                                              EXPIRATION        UNREALIZED
 CONTRACTS                                                            IN EXCHANGE FOR      DATE          APPRECIATION
 ---------                                                            ---------------   ----------       -------------
    52         Contracts to Deliver - 5 Year U.S. Treasury Notes       $5,582,688       December 1999       $12,187
                                                                                                            =======


                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES                           NOVEMBER 30, 1999

ASSETS
Investments in securities, at value (cost--$129,506,235)...........................................   $121,627,839
Foreign Currency (cost--$115)......................................................................            107
Receivable for investments sold....................................................................      5,881,641
Interest receivable................................................................................      1,752,881
Receivable for shares of beneficial interest sold..................................................         86,904
Unrealized appreciation on forward foreign currency contracts......................................         21,733
Other assets.......................................................................................         20,680
                                                                                                      ------------
Total assets.......................................................................................    129,391,785
                                                                                                      ------------

LIABILITIES
Payable for investments purchased..................................................................     21,641,881
Payable for shares of beneficial interest repurchased..............................................        191,894
Unrealized depreciation on forward foreign currency contracts......................................        183,240
Payable to affiliates..............................................................................        123,500
Due to custodian...................................................................................         66,233
Payable for variation margin.......................................................................          8,125
Accrued expenses and other liabilities.............................................................         61,930
                                                                                                      ------------
Total liabilities..................................................................................     22,276,803
                                                                                                      ------------

NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized)................................     125,029,597
Undistributed net investment income................................................................        170,126
Accumulated net realized losses from investments and futures transactions..........................    (10,046,414)
Net unrealized depreciation of investments, other assets, liabilities and
 forward contracts denominated in foreign currencies...............................................     (8,038,327)
                                                                                                      ------------
Net assets.........................................................................................   $107,114,982
                                                                                                      ============

CLASS A:
Net assets.........................................................................................   $ 40,688,358
                                                                                                      ------------
Shares outstanding.................................................................................      4,769,704
                                                                                                      ------------
Net asset and redemption value per share...........................................................          $8.53
                                                                                                             =====
Maximum offering price per share (net asset value plus sales charge of 4.00% of offering price)....          $8.89
                                                                                                             =====

CLASS B:
Net assets.........................................................................................   $ 38,062,156
                                                                                                      ------------
Shares outstanding.................................................................................      4,466,854
                                                                                                      ------------
Net asset value and offering price per share.......................................................          $8.52
                                                                                                             =====

CLASS C:
Net assets.........................................................................................   $ 27,236,683
                                                                                                      ------------
Shares outstanding.................................................................................      3,195,054
                                                                                                      ------------
Net asset value and offering price per share.......................................................          $8.52
                                                                                                             =====

CLASS Y:
Net assets.........................................................................................    $ 1,127,785
                                                                                                       -----------
Shares outstanding.................................................................................        132,262
                                                                                                       -----------
Net asset value, offering price and redemption value per share ....................................          $8.53
                                                                                                             =====


                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS

                                                                                                       FOR THE
                                                                                                     YEAR ENDED
                                                                                                  NOVEMBER 30, 1999
                                                                                                  -----------------
INVESTMENT INCOME:
Interest.................................................................................          $    9,635,959
Dividends................................................................................                 168,485
                                                                                                   --------------
                                                                                                        9,804,444
                                                                                                   --------------

EXPENSES:
Investment advisory and administration...................................................                 840,960
Service fees--Class A....................................................................                  97,242
Service and distribution fees--Class B...................................................                 429,035
Service and distribution fees--Class C...................................................                 220,329
Transfer agency and service fees.........................................................                  70,987
Reports and notices to shareholders......................................................                  68,141
Legal and audit..........................................................................                  59,932
Custody and accounting...................................................................                  57,830
State registration.......................................................................                  51,088
Amortization or organizational expenses..................................................                  10,660
Trustees' fees...........................................................................                  10,500
Other expenses...........................................................................                  25,600
                                                                                                   --------------
                                                                                                        1,942,304
Less: Fee waivers from adviser...........................................................                  (2,499)
                                                                                                   --------------
Net Expenses.............................................................................               1,939,805
                                                                                                   --------------
NET INVESTMENT INCOME....................................................................               7,864,639
                                                                                                   --------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS:
Net realized gains (losses) from:
  Investment transactions................................................................             (1,777,256)
  Foreign currency transactions..........................................................               (660,665)
  Futures contracts......................................................................                 93,631
  Written option transactions............................................................                (11,617)
Net change in unrealized appreciation/depreciation of:
  Investments............................................................................             (3,996,137)
  Futures................................................................................                 12,187
  Other assets, liabilities and forward contracts denominated in foreign currencies......               (271,601)
                                                                                                   --------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES .....................................   (6,611,458)
                                                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................... $  1,253,181
                                                                                                   ==============

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  FOR THE
                                                                                                YEARS ENDED
                                                                                                NOVEMBER 30,
                                                                                      ------------------------------
                                                                                           1999            1998
                                                                                      --------------   -------------
FROM OPERATIONS:
Net investment income .............................................................   $   7,864,639    $   6,604,003
Net realized losses from investment, purchased options, foreign currency,
  future contracts and written options transactions ...............................      (2,355,907)         (52,231)
Net change in unrealized appreciation/depreciation of investments, other assets, liabilities and forward contracts denominated in
  foreign currencies...............................................................      (4,255,551)      (5,901,299)
                                                                                      -------------    -------------
Net increase in net assets resulting from operations ..............................       1,253,181          650,473
                                                                                      -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment Income--Class A ...............................................      (2,522,970)      (2,333,211)
From net investment Income--Class B ...............................................      (2,467,340)      (2,962,496)
From net investment Income--Class C ...............................................      (1,761,471)      (1,873,596)
From net investment Income--Class Y ...............................................         (65,569)         (25,077)
From paid in capital--Class A .....................................................        (240,120)            --
From paid in capital--Class B .....................................................        (230,780)            --
From paid in capital--Class C .....................................................        (165,360)            --
From paid in capital--Class Y .....................................................          (6,270)            --
From foreign currency transactions--Class A .......................................        (168,623)            --
From foreign currency transactions--Class B .......................................        (220,118)            --
From foreign currency transactions--Class C .......................................        (145,985)            --
From foreign currency transactions--Class Y .......................................          (4,002)            --
                                                                                      -------------    -------------
Total dividends and distributions to shareholders .................................      (7,998,608)      (7,194,380
                                                                                      -------------    -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ..............................................      33,578,632       53,589,392
Cost of shares repurchased ........................................................     (36,518,754)     (24,924,283)
Proceeds from dividends reinvested ................................................       4,893,143        4,110,250
                                                                                      -------------    -------------
Net increase in net assets from beneficial interest transactions ..................       1,953,021       32,775,359
                                                                                      -------------    -------------
Net increase (decrease) in net assets .............................................      (4,792,406)      26,231,452

NET ASSETS:
Beginning of year .................................................................     111,907,388       85,675,936
                                                                                      -------------    -------------
End of year (including undistributed net investment income
  $170,126 and $243,848, respectively) ............................................   $ 107,114,982    $ 111,907,388
                                                                                      =============    =============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PaineWebber Strategic Income Fund (the "Fund") is a series of PaineWebber Securities Trust ("Trust"), which was organized under Massachusetts law by a Declaration of Trust dated December 3, 1992 and registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks high levels of current income and, secondarily, capital appreciation by allocating its investments among three bond market categories: U.S. government and investment grade corporate bonds; U.S. high yield, high risk corporate bonds; and foreign and emerging market bonds. Costs incurred by the Fund in connection with its organization have been deferred and amortized using the straight-line method over a sixty month period from the commencement of operations.

     Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market value for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

NOTES TO FINANCIAL STATEMENTS

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     FOREIGN CURRENCY TRANSLATION--The book and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

     Although the Fund's net assets including the market values of the Fund's investments are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations.

     FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contacts or (2) the Fund maintains cash, U.S. government securities or liquid debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

     Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded as unrealized gains or losses by the Fund. Realized gains and losses included net gains and losses recognized by the Fund on contracts which have matured.

NOTES TO FINANCIAL STATEMENTS

     FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss.

     Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contact is the contract value. The Fund primarily uses financial futures contracts to manage duration or for hedging purposes and not for leverage. However, imperfect correlations between futures contracts and portfolio securities being hedged or, market disruptions, do not normally permit full control of these risks at all times.

     WRITTEN OPTIONS--When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region. Mortgage securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of risk of prepayments. Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest.

NOTES TO FINANCIAL STATEMENTS

WRITTEN OPTION ACTIVITY

     Transactions in options written for year ended November 30, 1999 were as follows:

                                                        NUMBER OF
                                                         OPTIONS    PREMIUMS
                                                        ---------   --------
Options outstanding at November 30, 1998..............         0    $      0
Options written.......................................       300     147,731
Options terminated in closing purchase transactions...       300    (147,731)
Options expired.......................................         0           0
                                                         -------    --------
Options outstanding at November 30, 1999..............         0    $      0
                                                         ========   ========


INVESTMENT ADVISER AND ADMINISTRATOR

     The Trust's board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell
Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets. At November 30, 1999 the Fund owed Mitchell Hutchins $66,521 in investment advisory and administration fees. For the year ended November 30, 1999, Mitchell Hutchins voluntarily waived $2,468 in investment advisory and administration fees from the Fund. Mitchell Hutchins also waived $31 of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC.

DISTRIBUTION PLANS

     Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B shares and Class C shares, respectively. At November 30, 1999, the Fund owed Mitchell Hutchins $56,928 in service and distribution fees.

     Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended November 30, 1999, it earned $200,983 in sales charges.

  SECURITY LENDING

     The Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities or irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins, in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended November 30, 1999, the Fund earned $1,178 for

NOTES TO FINANCIAL STATEMENTS

lending its securities and PaineWebber earned $338 as the Fund's lending agent. At November 30, 1999, the Fund owed PaineWebber $51 for security lending fees. There were no securities out on loan on November 30, 1999.

BANK LINE OF CREDIT

     The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended November 30, 1999, the Fund did not borrow under the Facility.

TRANSFER AGENCY RELATED SERVICE FEES

     PaineWebber provides certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended November 30, 1999, PaineWebber received from PFPC, Inc., approximately 42% of the total transfer agency and related services fees collected by PFPC.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at November 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

     At November 30, 1999, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)...........   $  2,433,939
Gross depreciation (investments having an excess of cost over value)...........    (10,312,335)
                                                                                  ------------
Net unrealized depreciation of investments ....................................   $ (7,878,396)
                                                                                  ============

     For the year ended November 30, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

         Purchases.............................................................   $242,220,351
         Sales.................................................................   $241,972,984

FEDERAL INCOME TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At November 30, 1999, the Fund has a net capital loss carryforward of $10,029,452 that will expire between November 30, 2002 and November 30, 2007. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 1999, undistributed net investment income was increased by $60,247, accumulated net realized losses was decreased by $582,283 and beneficial interest was decreased by $642,530. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

NOTES TO FINANCIAL STATEMENTS

SHARES OF BENEFICIAL INTEREST

   There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                         CLASS A                  CLASS B
                                               --------------------------  -------------------------
                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                 -------      --------       -------      --------
FOR THE YEAR ENDED NOVEMBER 30, 1999:
Shares sold .................................   1,996,860   $ 17,702,363      986,007   $  8,732,830
Shares repurchased ..........................  (1,687,473)   (14,905,284)  (1,388,164)   (12,199,690)
Shares converted from Class B to Class A.....     297,656      2,622,068     (298,015)    (2,622,068)
Dividends reinvested ........................     212,937      1,868,492      169,428      1,488,996
                                               ----------   ------------   ----------   ------------
Net increase (decrease) .....................     819,980   $  7,287,639     (530,744)  $ (4,599,932)
                                               ==========   ============   ==========   ============

                                                         CLASS C                  CLASS Y
                                               --------------------------  -------------------------
                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                 -------      --------       -------      --------
FOR THE YEAR ENDED NOVEMBER 30, 1999:
Shares sold .................................     683,008   $  6,042,996      123,407    $ 1,100,443
Shares repurchased ..........................    (983,441)    (8,649,572)     (85,432)      (764,208)
Shares converted from Class B to Class A.....      --             --           --             --
Dividends reinvested ........................     166,528      1,463,623        8,203         72,032
                                               ----------   ------------   ----------   ------------
Net increase (decrease) .....................    (133,905)  $(1,142,953)       46,178   $    408,267
                                               ==========   ============   ==========   ============

                                                         CLASS A                  CLASS B
                                               --------------------------  -------------------------
                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                 -------      --------       -------      --------
FOR THE YEAR ENDED NOVEMBER 30, 1998:
Shares sold .................................   2,240,724   $ 21,438,510    1,981,199   $ 18,796,882
Shares repurchased...........................  (1,065,267)   (10,047,449)  (1,030,221)   (9,736,522)
Shares converted from Class B to Class A ...      442,232      4,202,593     (442,802)    (4,202,593)
Dividends reinvested .......................      153,189      1,439,464      144,447      1,358,408
                                              -----------   ------------   ----------   ------------
Net increase ...............................    1,770,878   $ 17,033,118      652,623   $  6,216,175
                                              ===========   ============   ==========   ============

                                                         CLASS C                  CLASS Y+
                                               --------------------------  -------------------------
                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                 -------      --------       -------      --------
FOR THE YEAR ENDED NOVEMBER 30, 1998:
Shares sold ................................    1,311,569   $ 12,448,834     95,482      $ 905,166
Shares repurchased..........................     (529,973)    (5,029,905)   (11,995)      (110,407)
Shares converted from Class B to Class A ...        --             --         --            --
Dividends reinvested .......................      137,074      1,288,391      2,597         23,987
                                               ----------   ------------   --------      ---------
Net increase ...............................      918,670   $  8,707,320     86,084      $ 818,746
                                               ==========   ============   ========      =========

-------------------
+ For the period February 17, 1998 through November 30, 1998

                      [This Page Intentionally Left Blank]

PAINEWEBBER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                         CLASS A
                                         ------------------------------------------------------------------------------------------
                                                                               FOR THE PERIOD                   FOR THE PERIOD
                                                                              FEBRUARY 1, 1996      FOR THE    FEBRUARY 7, 1994+
                                           FOR THE YEARS ENDED NOVEMBER 30,        THROUGH         YEAR ENDED       THROUGH
                                         ------------------------------------    NOVEMBER 30,      JANUARY 31,     JANUARY 31,
                                            1999        1998       1997             1996              1996            1995
                                         ---------   --------    --------         --------          --------        --------
Net asset value, beginning of period .... $   9.06    $  9.60     $  9.37          $  8.99          $  8.60         $ 10.00
                                          --------    -------     -------          -------          -------         -------
Net investment income ...................     0.61       0.64        0.74             0.57             0.67            0.74
Net realized and unrealized gains (losses)
    from investments foreign currency,
     futures contracts and written options   (0.48)     (0.48)       0.17             0.39             0.59           (1.49)
                                          --------    -------     -------          -------          -------         -------
Net increase (decrease) from investment
    operations ..........................     0.13       0.16        0.91             0.96             1.26           (0.75)
                                          --------    -------     -------          -------          -------         -------
Dividends from net investment income ....    (0.57)     (0.70)      (0.68)           (0.58)           (0.77)          (0.65)
Distributions from paid in capital ......    (0.05)        --          --               --               --              --
Distributions from foreign currency
    transactions ........................    (0.04)        --          --               --            (0.10)             --
                                          --------    -------     -------          -------          -------         -------
Total dividend and distributions to
    shareholders ........................    (0.66)     (0.70)      (0.68)           (0.58)           (0.87)          (0.65)
                                          --------    -------     -------          -------          -------         -------
Net asset value, end of period .......... $   8.53    $  9.06      $ 9.60          $  9.37          $  8.99         $  8.60
                                          ========    =======      ======          =======          =======         =======

Total investment return(1) ..............     1.56%      1.65%      10.04%           11.14%           15.27%          (7.61)%
                                          ========    =======      ======          =======          =======         =======
Ratios/Supplemental data:
Net assets, end of period (000's) ....... $ 40,688   $ 35,778     $20,909          $ 9,944          $ 9,841         $11,148
Expenses to average net assets after
    waivers from adviser(2) .............     1.30%      1.34%       1.65%            1.89%*           1.74%           1.49%*
Net investment income to average net
  assets after waivers from adviser(2) ..     7.45%      6.97%       7.35%            7.69%*           8.52%           8.06%*
Portfolio turnover ......................      226%       192%        140%             101%              91%            117%


--------------------------------
+   Commencement  of operations.
*   Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2) During the year ended November 30, 1997 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets would have been 1.66% for Class A, and 2.45% for Class B. During the year ended November 30, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waivers are the same since the waiver represents less than 0.005%.

                                                                         CLASS B
                                         ---------------------------------------------------------------------------------------
                                                                                FOR THE PERIOD                FOR THE PERIOD
                                                                               FEBRUARY 1, 1996     FOR THE   FEBRUARY 7, 1994+
                                           FOR THE YEARS ENDED NOVEMBER 30,         THROUGH       YEAR ENDED      THROUGH
                                         ------------------------------------    NOVEMBER 30,      JANUARY 31,   JANUARY 31,
                                            1999      1998       1997               1996              1996          1995
                                         ---------  --------   --------           --------          --------      --------
Net asset value, beginning of period ..... $  9.05   $  9.59    $  9.36            $  8.98           $  8.60       $ 10.00
                                           -------   -------    -------            -------           -------       -------
Net investment income ....................    0.54      0.56       0.67               0.51              0.60          0.66
Net realized and unrealized gains (losses)
   from investments foreign currency,
    futures contracts and written options    (0.47)    (0.47)      0.16               0.39              0.59         (1.47)
                                           -------   -------    -------            -------           -------       -------
Net increase (decrease) from investment
    operations ...........................    0.07      0.90       0.83               0.90              1.19         (0.81)
                                           -------   -------    -------            -------           -------       -------
Dividends from net investment income .....   (0.51)    (0.63)     (0.60)             (0.52)            (0.71)        (0.59)
Distributions from paid in capital .......   (0.05)       --         --                 --                --       $  9.36
Distributions from foreign currency
    transactions .........................   (0.04)       --         --                 --             (0.10)           --
                                           -------   -------    -------           --------           -------       -------
Total dividend and distributions to
    shareholders .........................   (0.60)    (0.63)     (0.60)             (0.52)            (0.81)         (0.59)
                                           -------   -------   --------           --------           -------       --------
Net asset value, end of period ........... $  8.52   $  9.05   $   9.59           $   9.36           $  8.98       $   8.60
                                           =======   =======   ========           ========           =======       ========
Total investment return(1) ...............    0.76%     0.87%      9.20%             10.46%            14.37%         (8.22)%
                                           =======   =======   ========           ========           =======       ========
Ratios/Supplemental data:
Net assets, end of period (000's) ........ $38,062  $ 45,217   $ 41,650           $ 37,249          $ 40,653       $ 40,710
Expenses to average net assets after
    waivers from adviser(2) ..............    2.08%     2.12%      2.43%              2.63%*            2.49%          2.24%*
Net investment income to average net
  assets after waivers from adviser(2) ...    6.66%     5.98%      6.56%              6.93%*            7.77%          7.46%*
Portfolio turnover .......................     226%      192%       140%               101%               91%           117%

PAINEWEBBER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                            CLASS C                                 CLASS Y
                                           -----------------------------------------------------------------  --------------------
                                                                        FOR THE PERIOD         FOR THE PERIOD         FOR THE PERIOD
                                                                          FEBRUARY 1,            FEBRUARY 7,            FEBRUARY 17
                                                                              1996      FOR THE     1994+     FOR THE      1998+
                                               FOR THE YEARS ENDED          THROUGH    YEAR ENDED  THROUGH   YEAR ENDED   THROUGH
                                                    NOVEMBER 30,            NOVEMBER    JANUARY    JANUARY     NOVEMBER   NOVEMBER
                                           -----------------------------       30,         31,        31,         30,        30,
                                             1999       1998       1997       1996        1996       1995        1999       1998
                                           -------    -------    -------    -------     -------    -------     -------    -------
Net asset value, beginning of period ....  $  9.05    $  9.59    $  9.37    $  8.98     $  8.60    $ 10.00     $  9.05    $  9.72
                                           -------    -------    -------    -------     -------    -------     -------    -------
Net investment income ...................     0.57       0.59       0.70       0.53        0.62       0.69        0.63       0.56
Net realized and unrealized gains
  (losses) from investments,
  foreign currency, futures
   contracts and written options ........    (0.48)     (0.48)      0.15       0.40        0.59      (1.48)      (0.46)     (0.66)
                                           -------    -------    -------    -------     -------    -------     -------    -------
Net increase (decrease) from
  investment operations .................     0.09       0.11       0.85       0.93        1.21      (0.79)       0.17      (0.10)
                                           -------    -------    -------    -------     -------    -------     -------    -------
Dividends from net investment
  operations ............................    (0.53)     (0.65)     (0.63)     (0.54)      (0.73)     (0.61)      (0.59)     (0.57)
Distribution from paid in capital .......    (0.05)        --         --         --          --         --       (0.06)        --
Distributions from foreign currency
  transactions ..........................    (0.04)        --         --         --       (0.10)        --       (0.04)        --
                                           -------    -------    -------    -------     -------    -------     -------    -------
Total dividend and distributions to
 shareholders ...........................    (0.62)     (0.65)     (0.63)     (0.54)      (0.83)     (0.61)      (0.69)     (0.57)
                                           -------    -------    -------    -------     -------    -------     -------    -------
Net asset value, end of period ..........  $  8.52    $  9.05    $  9.59    $  9.37     $  8.98    $  8.60     $  8.53    $  9.05
                                           =======    =======    =======    =======     =======    =======     =======    =======
Total investment return(1) ..............     1.03%      1.14%      9.37%     10.80%      14.63%     (8.02)%      1.91%     (1.04)%
                                           =======    =======    =======    =======     =======    =======     =======    =======
Ratios/Supplemental data:
Net assets, end of period (000's) .......  $27,237    $30,133    $23,117    $17,101     $19,232    $21,208     $ 1,128    $   779
Expenses to average net assets after
   waiver from adviser(2) ...............     1.82%      1.86%      2.17%      2.38%*      2.24%      1.98%*      1.05%      1.07%*
Net investment income to average net
  assets after waiver from adviser(2) ...     6.92%      6.24%      6.82%      7.19%*      8.03%      7.62%*      7.67%      7.26%*
Portfolio turnover rate .................      226%       192%       140%       101%         91%       117%        226%       192%


----------
+   Commencement of operations.

*   Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

(2) During the year ended November 30, 1997 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets would have been 1.66% for Class A, and 2.18% for Class C shares. During the year ended November 30, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waivers are the same since the waiver represents less than 0.005%.

PAINEWEBBER STRATEGIC INCOME FUND

REPORT OF PRICEWATERHOUSECOOPERS LLP
INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees of
PaineWebber Strategic Income Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Strategic Income Fund (the "Fund") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York

January 26, 2000

PAINEWEBBER STRATEGIC INCOME FUND

TAX INFORMATION

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal period end (November 30, 1999) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid by the Fund during the period were classified on a per share basis as follows:

                                             Class A    Class B    Class C   Class Y
                                             -------    -------    -------   -------
Ordinary Income..............................$0.6149    $0.5509    $0.5726   $0.6334
Distribution from paid in capital............$0.0536    $0.0476    $0.0496   $0.0554


     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

PAINEWEBBER STRATEGIC INCOME FUND


TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN                           Meyer Feldberg
Margo N. Alexander                 George W. Gowen
Richard Q. Armstrong               Frederic V. Malek
Richard R. Burt                    Carl W. Schafer
Mary C. Farrell                    Brian M. Storms

OFFICERS
Margo N. Alexander                 Thomas J. Libassi
PRESIDENT                          VICE PRESIDENT

Victoria E. Schonfeld              Dennis L. McCauley
VICE PRESIDENT                     VICE PRESIDENT

Dianne E. O'Donnell                Nirmal Singh and Secretary
VICE PRESIDENT AND SECRETARY       VICE PRESIDENT

Paul H. Schubert                   Stuart Waugh
VICE PRESIDENT AND TREASURER       VICE PRESIDENT


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019



THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER FINANCIAL ADVISOR OR CORRESPONDING FIRM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

PaineWebber offers a family of 28 funds which encompass a diversified range of investment goals.

PAINEWEBBER
ANNUAL REPORT

-------------------------------------------------------------------------------
STRATEGIC
INCOME
FUND

NOVEMBER 30, 1999



--------------------------------------------------------------------------------
BOND FUNDS
[] High Income Fund
[] Investment Grade Income Fund
[] Low  Duration  U.S.  Government  Income  Fund
[] Strategic  Income  Fund
[] U.S. Government  Income Fund

TAX-FREE BOND FUNDS
[] California  Tax-Free Income Fund
[] Municipal High Income Fund
[] National  Tax-Free  Income Fund
[] New York Tax-Free Income Fund

STOCK FUNDS
[] Financial  Services Growth Fund
[] Growth Fund
[] Growth and Income  Fund
[] Mid Cap Fund
[] Small Cap Fund
[] S&P 500 Index Fund
[] Strategy Fund
[] Tax-Managed  Equity Fund
[] Utility Income Fund

ASSET  ALLOCATION  FUNDS
[] Balanced Fund
[] Tactical Allocation Fund

GLOBAL FUNDS
[] Asia Pacific Growth Fund
[] Emerging  Markets  Equity  Fund
[] Global Equity Fund
[] Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS
[] Aggressive Portfolio
[] Moderate Portfolio
[] Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND

                                                          PAINEWEBBER
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                                                           Member SIPC
                                                       All rights reserved